Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Danong Chen, Chief Executive Officer of Tanox, Inc. and I, Gregory P. Guidroz, Vice President of Finance of Tanox, Inc., certify, pursuant to the requirements of 18 U.S.C. Section 1850, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Quarterly Report on Form 10-Q of Tanox, Inc. for the fiscal quarter ended June 30, 2006 (the “Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tanox, Inc.

Date: August 8, 2006	By:	/s/ Danong Chen
	Name:	Danong Chen
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

Date: August 8, 2006	By:	/s/ Gregory P. Guidroz
	Name:	Gregory P. Guidroz
	Title:	Vice President of Finance
(Principal Financial Officer)